UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2018

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 34, Box 10, Watkins, CO 80137
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective as of October 1, 2018, EKS&H LLLP (“EKS&H”), the independent registered public accounting firm for the Registrant, combined with Plante & Moran PLLC (“Plante Moran”).  As a result of this transaction, on October 1, 2018, EKS&H resigned as the independent registered public accounting firm for the Registrant.  Concurrent with such resignation, the Audit Committee of the board of directors of the Registrant approved the engagement of Plante Moran as the new independent registered public accounting firm for the Registrant.  EKS&H had been the Registrant’s independent registered public accounting firm since December 4, 2017.

During the period from December 4, 2017 to August 31, 2018, and the subsequent interim period through October 1, 2018, there were no disagreements between the Registrant and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to EKS&H’s satisfaction, would have caused it to make reference thereto in its reports on the Registrant’s financial statements for the relevant period.  During the period from December 4, 2017 to August 31, 2018, and the subsequent interim period through October 1, 2018, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended August 31, 2017 and 2018, and the subsequent interim period through October 1, 2018, the Registrant did not consult with Plante Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements by Plante Moran, in either case where written or oral advice provided by Plante Moran would be an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any other matter that was the subject of a disagreement between the Registrant and its former auditor or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The Registrant provided EKS&H with a copy of this disclosure as set forth under this Item 4.01 and requested that EKS&H furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether EKS&H agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the response letter from EKS&H is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from EKS&H LLLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2018

PURE CYCLE CORPORATION

By:	/s/ Mark W. Harding
Mark W. Harding
President and Chief Financial Officer